Exhibit 99.1

Fulgent Reports Third Quarter 2025 Financial Results

•
Revenue of $84.1 million, growing 17% year-over-year
•
Raising Full Year 2025 Revenue Guidance to $325.0 million
•
Raising Full Year 2025 EPS Guidance to GAAP loss of approximately ($1.70) per share and Non-GAAP income of $0.30 per share
•
GAAP gross profit of $35.5 million, or GAAP gross margin of 42.2%; Non-GAAP gross profit of $37.2 million, or Non-GAAP gross margin of 44.3%
•
GAAP loss of $6.6 million, or ($0.21) per share; Non-GAAP income of $4.5 million, or $0.14 per share
•
Ended third quarter with $787.7 million of cash, cash equivalents, restricted cash, and investments in marketable securities

EL MONTE, CA, November 7, 2025 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its third quarter ended September 30, 2025.

Third Quarter 2025 Results:

•
Revenue of $84.1 million, growing 17% year-over-year
•
GAAP loss of $6.6 million, or ($0.21) per share
•
Non-GAAP income of $4.5 million, or $0.14 per share
•
Adjusted EBITDA of $0.7 million

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairperson of the Board of Directors and Chief Executive Officer, said, “We continued to build momentum in our laboratory services business and advancing our clinical trials for the Therapeutic Development business. I am especially pleased with the progress we have made with FID-007, as the preliminary data further demonstrated meaningful efficacy for previously treated head and neck cancer patients. We also had a good start with FID-022 phase one dosing escalation, which demonstrates the broad capabilities of our nano delivery technology platform. I look forward to continued progress as we drive growth in the balance of 2025.”

Paul Kim, Chief Financial Officer, said, “We are pleased with our results, and we again raise our guidance for the year. We continue to demonstrate strong momentum as we grow our laboratory services business and execute our strategic objectives. We believe we will close 2025 in a position of strength, with a healthy balance sheet.”

Outlook:

For the full year 2025, Fulgent now expects:

•
Revenue of approximately $325.0 million
•
GAAP loss of approximately ($1.70) per share
•
Non-GAAP income of approximately $0.30 per share
•
Cash, cash equivalents, restricted cash, and investments in marketable securities of approximately $800.0 million as of December 31, 2025*

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes receipt of approximately $106 million in tax refunds prior to December 31, 2025, which may be delayed as a result of the current government shutdown.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its third quarter 2025 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus impairment loss of investments, plus acquisition-related costs, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, equity-based compensation expenses, impairment loss of investments, and acquisition-related costs. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus equity-based compensation expenses, plus insurance expense related to transferable tax credits, plus depreciation and amortization, plus impairment loss of investments, plus acquisition-related costs, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation, amortization of intangible assets, and acquisition-related costs. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing it by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from the GAAP financial measures, and, accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies. The Company does not provide reconciliations of forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company’s control on certain items, particularly items related to equity-based compensation, tax effects and potential impairments, among other items, which could be material. Reconciling such items would require unreasonable efforts. Because of the inherent uncertainty associated with the Company’s ability to project these future items, it is also unable to predict their probable significance.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, revenue, GAAP loss, non-GAAP loss, and cash, cash equivalents, restricted cash, and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Lauren Sloane, lauren@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
September 30, 2025, and December 31, 2024
(in thousands)

	September 30, 2025	December 31, 2024
ASSETS:
Cash and cash equivalents	$117,641	$55,144
Investments in marketable securities	669,940	773,313
Accounts receivable, net	71,187	69,021
Property, plant, and equipment, net	111,865	105,549
Other assets	243,930	216,937
Total assets	$1,214,563	$1,219,964
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$93,806	$90,805
Total stockholders’ equity	1,120,757	1,129,159
Total liabilities & equity	$1,214,563	$1,219,964

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Nine Months Ended September 30, 2025, and 2024
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$84,069	$71,743	$239,335	$207,256
Cost of revenue (1)	48,557	44,972	141,042	131,890
Gross profit	35,512	26,771	98,293	75,366
Operating expenses
Research and development (1)	13,860	11,783	39,735	36,703
Selling and marketing (1)	11,642	9,124	32,393	26,708
General and administrative (1)	23,335	20,950	75,018	63,765
Amortization of intangible assets	2,025	1,993	6,005	5,973
Total operating expenses	50,862	43,850	153,151	133,149
Operating loss	(15,350)	(17,079)	(54,858)	(57,783)
Interest income	7,874	8,090	23,983	23,181
Interest expense	(28)	(14)	(59)	210
Impairment loss	—	(10,073)	(9,926)	(10,073)
Other (expense) income, net	(5)	544	109	554
Total other income (expense), net	7,841	(1,453)	14,107	13,872
Loss before income taxes	(7,509)	(18,532)	(40,751)	(43,911)
Benefit from income taxes	(683)	(3,838)	(2,770)	(6,281)
Net loss from consolidated operations	(6,826)	(14,694)	(37,981)	(37,630)
Net loss attributable to noncontrolling interests	218	46	886	810
Net loss attributable to Fulgent	$(6,608)	$(14,648)	$(37,095)	$(36,820)

Net loss per common share attributable to Fulgent:
Basic	$(0.21)	$(0.48)	$(1.21)	$(1.22)
Diluted	$(0.21)	$(0.48)	$(1.21)	$(1.22)
Weighted-average common shares:
Basic	30,749	30,416	30,708	30,095
Diluted	30,749	30,416	30,708	30,095

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,697	$1,940	$5,214	$5,948
Research and development	3,247	3,583	10,060	11,563
Selling and marketing	736	931	2,337	2,983
General and administrative	4,037	4,466	12,695	13,579
Total equity-based compensation expense	$9,717	$10,920	$30,306	$34,073

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Nine Months Ended September 30, 2025, and 2024
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(6,608)	$(14,648)	$(37,095)	$(36,820)
Amortization of intangible assets	2,025	1,993	6,005	5,973
Equity-based compensation expense	9,717	10,920	30,306	34,073
Impairment loss (1)	—	10,073	9,926	10,073
Acquisition-related costs	90	—	387	—
Non-GAAP tax effect	(703)	1,100	(1,466)	569
Non-GAAP income (loss) attributable to Fulgent	$4,521	$9,438	$8,063	$13,868

Net loss per common share attributable to Fulgent:
Basic	$(0.21)	$(0.48)	$(1.21)	$(1.22)
Diluted	$(0.21)	$(0.48)	$(1.21)	$(1.22)

Non-GAAP income per common share attributable to Fulgent:
Basic	$0.15	$0.31	$0.26	$0.46
Diluted	$0.14	$0.31	$0.26	$0.46

Weighted average common shares:
Basic	30,749	30,416	30,708	30,095
Diluted	31,312	30,679	30,952	30,404

(1) Consists of a one-time, non-cash charge related to impairment of a prior investment.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2025, and 2024
(in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(6,608)	$(14,648)	$(37,095)	$(36,820)
Interest income, net	(7,846)	(8,076)	(23,924)	(23,391)
Benefit from income taxes	(683)	(3,838)	(2,770)	(6,281)
Depreciation and amortization	6,038	5,920	18,011	18,736
Equity-based compensation expense	9,717	10,920	30,306	34,073
Insurance expense related to transferable tax credits	—	—	283	—
Impairment loss	—	10,073	9,926	10,073
Acquisition-related costs	90	—	387	—
Adjusted EBITDA	$708	$351	$(4,876)	$(3,610)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Nine Months Ended September 30, 2025, and 2024
(in thousands, except percentages)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$84,069	$71,743	$239,335	$207,256
Cost of revenue	48,557	44,972	141,042	131,890
Gross profit	35,512	26,771	98,293	75,366
Gross margin	42.2%	37.3%	41.1%	36.4%

Equity-based compensation included in cost of revenue	1,697	1,940	5,214	5,948
Non-GAAP gross profit	37,209	28,711	103,507	81,314
Non-GAAP gross margin	44.3%	40.0%	43.2%	39.2%

Operating expenses	50,862	43,850	153,151	133,149
Equity-based compensation included in operating expenses	8,020	8,980	25,092	28,125
Amortization of intangible assets	2,025	1,993	6,005	5,973
Acquisition-related costs	90	—	387	—
Non-GAAP operating expenses	40,727	32,877	121,667	99,051
Non-GAAP operating loss	$(3,518)	$(4,166)	$(18,160)	$(17,737)
Non-GAAP operating margin	-4.2%	-5.8%	-7.6%	-8.6%